Fair Value Measurements	12 Months Ended
Dec. 31, 2011
Fair Value Measurements [Abstract]
Fair Value Measurements

26. Fair value measurements

     In September 2006, the FASB issued ASC 820, which is effective for fiscal years beginning after November 15, 2007. We adopted the standard on January 1, 2008.

     Under ASC 820, the Company determines fair value based on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. It is the Company's policy to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements, in accordance with the fair value hierarchy as described below. Where limited or no observable market data exists, fair value measurements for assets and liabilities are based primarily on management's own estimates and are calculated based upon the Company's pricing policy, the economic and competitive environment, the characteristics of the asset or liability and other such factors. Therefore, the results may not be realized in actual sale or immediate settlement of the asset or liability.

     The Company adopted ASC 820 for all financial assets and liabilities and non-financial assets required to be measured at fair value on a recurring basis, prospectively from January 1, 2008. The application of ASC 820 for financial instruments which are periodically measured at fair value did not have a material effect on the Company's results of operations or financial position.

     Under ASC 820, there is a hierarchal disclosure framework associated with the level of pricing observability utilized in measuring assets and liabilities at fair value.

The three broad levels defined by the ASC 820 hierarchy are as follows:

Level 1 — Quoted prices available in active markets for identical assets or liabilities as of the reported date.

     Level 2 — Observable market data. Inputs include quoted prices for similar assets, liabilities (risk adjusted) and market-corroborated inputs, such as market comparables, interest rates, yield curves and other items that allow value to be determined.

     Level 3 — Unobservable inputs from the Company's own assumptions about market risk developed based on the best information available, subject to cost benefit analysis. Inputs may include the Company's own data.

     When there are no observable comparables, inputs used to determine value are derived through extrapolation and interpolation and other Company-specific inputs such as projected financial data and the Company's own views about the assumptions that market participants would use.

     The following table summarizes our financial assets and liabilities as of December 31, 2011 that we measured at fair value on a recurring basis by level within the fair value hierarchy. As required by ASC 820, assets and liabilities are classified in their entirety based on the lowest level of input that is significant to their fair value measurement.

	December
	31, 2011	Level 1	Level 2	Level 3
Cash and cash equivalents	$411,081	$411,081	$—	$—
Restricted cash	237,325	237,325	—	—
Derivative assets	21,050	—	21,050	—
Derivative liabilities	(27,159)	—	(27,159)	—
	$642,297	$648,406	$(6,109)	$—

     Our cash and cash equivalents, along with our restricted cash and cash equivalents balances, consists largely of money market securities that are considered to be highly liquid and easily tradable. These securities are valued using inputs observable in active markets for identical securities and are therefore classified as level 1 within our fair value hierarchy. Our derivative assets and liabilities included in level 2 consist of United States dollar denominated interest rate caps and foreign currency forward contracts swaps. Their fair values are determined by applying standard modeling techniques under the income approach to relevant market interest rates (cash rates, futures rates, swap rates) in effect at the period close to determine appropriate reset and discount rates. Changes in fair value are recognized immediately in income.

     We also measure the fair value of certain assets and liabilities on a non-recurring basis, when GAAP requires the application of fair value, including events or changes in circumstances that indicate that the carrying amounts of assets may not be recoverable. Assets subject to these measurements include aircraft. We record aircraft at fair value when we determine the carrying value may not be recoverable, in accordance with ASC 360 and other accounting pronouncements requiring re-measurements at fair value. Fair value measurements for aircraft in impairment tests are based on level 3 inputs, which include the Company's assumptions as to future cash proceeds from leasing and selling aircraft. In the year ended December 31, 2011, we recognized an impairment of $15.6 million. The impairment recognized related to four older A320 aircraft and one Boeing 737 classic. We also recognized an impairment of $4.3 million relating to two engines and an intangible lease premium.

     Our financial instruments consist principally of restricted cash, derivatives, notes receivable, trade receivables, accounts payable and cash equivalents. The fair value of restricted cash, notes receivable, trade receivables, accounts payable and cash and cash equivalents approximates the carrying value of these financial instruments because of their short term nature. The fair values of our debt are estimated using a discounted cash flow analysis, based on our current incremental borrowing rates for similar types of borrowing arrangements.

     The carrying amounts and fair values of our most significant financial instruments at December 31, 2010 and 2011 are as follows:

	December 31, 2010		December 31, 2011
	Book value	Fair value	Book value	Fair value
Assets
Restricted cash	$222,464	$222,464	$237,325	$237,325
Derivative assets	55,211	55,211	21,050	21,050
Cash and cash equivalents	404,450	404,450	411,081	411,081
	$682,125	$682,125	$669,456	$669,456
Liabilities
Debt	$6,566,163	$6,177,381	$6,111,165	$5,710,399
Derivative liabilities	55,769	55,769	27,159	27,159
	$6,621,932	$6,233,150	$6,138,324	$5,737,558